EXHIBIT 10.1
                               LEGAL SERVICES PLAN
                               -------------------

     THIS LEGAL SERVICES PLAN (the "Plan") is entered into as of October 7, 2003 by and between XDOGS, Inc., a Nevada corporation with a principal address of 126 North Street, Suite 407, Minneapolis, Minnesota 55401 ("XDogs"), and Jeffrey C. Robbins, 150 South Fifth Street, Suite 1800, Minneapolis, Minnesota 55402 ("Robbins").

                                R E C I T A L S :
                                -----------------

     WHEREAS, XDogs is a public company currently seeking to engage in an operating business and whose common stock is quoted on the "Pink Sheets";

     WHEREAS, Robbins is an attorney licensed in the State of Minnesota who has provided general corporate legal services to XDogs;

     WHEREAS, XDogs desires to contract with Robbins for the payment of past legal services, which services were not in connection with the offer or sale of securities in a capital-raising transaction and did not directly or indirectly promote or maintain a market for the Company's securities, by issuance of shares of the Company's common stock in lieu of cash payment, such shares to be unrestricted.

     NOW, THEREFORE, it is mutually agreed by and between the parties as follows:

     In consideration of the performance by Robbins of the past legal services designated herein, XDogs will issue Robbins 600,000 shares of XDogs's common stock (the "Shares"). These shares will be issued as soon as practicable following execution of this Agreement and the filing of a Registration Statement under the Securities Act of 1993, as amended on Form S-8 covering the shares.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

XDOGS, INC., a Nevada corporation


By:  /s/  KENT A. RODRIGUEZ
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          Kent A. Rodriguez,
          President and Chief Executive Officer


By:  /s/  JEFFREY C. ROBBINS
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          Jeffrey C. Robbins, Service Provider